EXHIBIT 23.1








                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-__________) and in the related Prospectus of our report, dated March 19, 2003 except for Note 11, as to which the date is April 1, 2004, with respect to the consolidated financial statements and schedule of N-Viro International Corporation included in the Annual Report on Form 10-K for the year ended December 31, 2003.





                                     /s/  HAUSSER  +  TAYLOR,  LLP
                                   -------------------------------
                                   HAUSSER  +  TAYLOR,  LLP


Cleveland,  Ohio
December  15,  2004
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